UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2015 (November 13, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2015, Jamex Marketing, LLC, a Louisiana limited liability company (the “Seller”), and Ferrellgas Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into a common unit repurchase agreement (the “Repurchase Agreement”) pursuant to which the Partnership repurchased 2,385,724 common units representing limited partner interests in the Partnership (the “Common Units”) from the Seller for $45,896,045.38 (the “Repurchase”). The Repurchase Agreement contains customary representations, warranties and agreements of the parties.

Prior to giving effect to the Repurchase, the Seller beneficially owned 9,542,895 Common Units, or approximately 9.5% of the Common Units outstanding as of September 30, 2015.

The description of the Repurchase Agreement is qualified in its entirety by reference to the full text of the Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The representations and warranties of the Seller and the Partnership in the Repurchase Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the respective counterparty.  The Repurchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Seller or the Partnership and their respective subsidiaries. The representations and warranties made by the Seller and the Partnership in the Repurchase Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 13, 2015, Daniel G. Kaye resigned from the board of directors of Ferrellgas, Inc.  Ferrellgas, Inc. is the general partner of the Partnership and Ferrellgas, L.P. (the “Operating Partnership”).  Mr. Kaye’s resignation was not the result of any disagreement on any matter relating to the operations, policies or practices of the Partnership or the Operating Partnership.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Common Unit Repurchase Agreement, dated as of November 13, 2015, by and between Jamex Marketing, LLC and Ferrellgas Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

November 13, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

November 13, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

November 13, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

November 13, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit No.	Description
10.1	Common Unit Repurchase Agreement, dated as of November 13, 2015, by and between Jamex Marketing, LLC and Ferrellgas Partners, L.P.